UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2015

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 25, 2015, Noble Energy, Inc. (the “Company”) completed the issuance and sale of an additional 3,150,000 shares of its common stock, par value $0.01 per share, in connection with the exercise of the option of the underwriters to purchase additional shares of the Company’s common stock pursuant to an Underwriting Agreement, dated February 26, 2015, among the Company, Goldman, Sachs & Co., J.P. Morgan Securities LLC and the other several underwriters named therein.
The offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-186497), which was filed and deemed automatically effective by the Securities and Exchange Commission on February 7, 2013.
In connection with this offering, a legal opinion as to the legality of the securities sold is being filed as Exhibit 5.1 to this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this current report on Form 8-K:

5.1	Opinion of Mayer Brown LLP.
23.1	Consent of Mayer Brown LLP (included as Exhibit 5.1 hereto).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	March 25, 2015	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Associate General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included as Exhibit 5.1 hereto).